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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


             Current Report Pursuant to Section 13 or 15(d) of the
                         Security Exchange Act of 1934

                        Date of Report: October 8, 1999

                       NEIMAN MARCUS FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)




                                    Delaware
                 (State or other jurisdiction of incorporation)

                 33-88098                            04-2354838
         (Commission File Number)       (IRS Employer Identification Number)



                       Neiman Marcus Funding Corporation
                                1201 Elm Street
                              Dallas, Texas 75201
                                 (214) 761-2300

              (Address, including Zip Code, and Telephone Number, including Area Code, of Registrant's Principal Executive Office)

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ITEM 5:   OTHER EVENTS

     The Monthly Servicer's Certificate for the Monthly Period ended September 30, 1999 with respect to both the 7.60% Class A Asset Backed Certificates, Series 1995-1 and the 7.75% Class B Asset Backed Certificates, Series 1995-1, issued by the Neiman Marcus Group Credit Card Master Trust, was distributed October 8, 1999.

     The above described Monthly Servicer's Certificate is filed as Exhibit 99 to this Report.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated:  October 8, 1999


                       NEIMAN MARCUS FUNDING CORPORATION


                       By:    /s/ Paul F. Gibbons
                       Name:  Paul F. Gibbons
                       Title: Vice President and Treasurer








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                                 EXHIBIT INDEX


EXHIBIT                                                          SEQUENTIALLY
NUMBER                           DESCRIPTION                     NUMBERED PAGE
------                           -----------                     -------------

    99                           Monthly Servicer's                  4
                                 Certificate for the
                                 Monthly Period ended
                                 September 30, 1999
















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